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                                                                   EXHIBIT 23.02




                       CONSENT OF INDEPENDENT ACCOUNTANTS





We consent to the inclusion in Amendment No. 4 to the registration statement on Form S-1 of our report dated April 9, 1999, on our audits of the consolidated financial statements of Silknet Software, Inc. We also consent to the reference to our firm under the caption "Experts."





/s/ PricewaterhouseCoopers LLP




Boston, Massachusetts
May 4, 1999